Exhibit 10.11

June 10, 2019

Banco de Galicia y Buenos Aires S.A.,

Itaú Unibanco S.A., Nassau Branch,

Banco Santander Río, S.A., and

Citibank, N.A.

as Lenders

Itaú Unibanco S.A., Nassau Branch, as Administrative Agent

Re: Offer No. 2/2019

Ladies and Gentlemen,

VISTA OIL & GAS ARGENTINA S.A., a sociedad anónima organized and existing under the laws of the Republic of Argentina (the “Borrower”), VISTA OIL & GAS, S.A.B. DE C.V., a sociedad anónima bursátil de capital variable organized under the laws of Mexico (“Vista”), VISTA OIL & GAS HOLDING I, S.A. DE C.V., a sociedad anónima de capital variable organized and existing under the laws of Mexico (“Vista Holding I”), APCO ARGENTINA S.A., a sociedad anónima organized and existing under the laws of the Republic of Argentina (“APCO Argentina”), APCO OIL & GAS S.A.U., a sociedad anónima unipersonal organized under the laws of the Republic of Argentina (as successor to APCO Oil and Gas International, Inc., “APCO”), and VISTA HOLDING II, S.A. DE C.V., a sociedad anónima de capital variable organized under the laws of Mexico (“Vista Holding II”), hereby irrevocably offer BANCO DE GALICIA Y BUENOS AIRES S.A., ITAÚ UNIBANCO S.A., NASSAU BRANCH (“Banco Itaú”), BANCO SANTANDER RIO S.A. and CITIBANK, N.A. (the “Lenders”) and Banco Itaú, as administrative agent (the “Administrative Agent”), to enter into a waiver agreement in the form attached hereto as Annex I (including Schedule I thereto) (this “Offer No. 2/2019” and once accepted pursuant to the terms hereof, the “Agreement”).

This Offer No. 2/2019 shall be open for acceptance in writing by the Lenders and the Administrative Agent until June 10, 2019, unless extended in writing for an additional period of time by the Borrower (the “Expiration Date”); forthwith after the Expiration Date, this Offer shall automatically lose all force and effect.

Upon written acceptance of this Offer No. 2/2019 on or before the Expiration Date by all of the addressees hereto, the Agreement shall become in full force and effect subject to the terms and conditions set forth in Annex I (including, without limitation, the conditions precedent set forth in Section 3 thereof) as if the parties hereof had executed and delivered the same and shall be legally binding upon, and enforceable against, each and all of the parties, and each and all of them shall become parties to the Agreement. The Agreement shall be deemed entered into as of the date of the latest acceptance among of the Lenders and Administrative Agent.

This Offer No. 2/2019 shall be governed by, and interpreted in accordance with, the law of the State of New York (without regard to conflicts of law principles other than sections 5-1401 and 5-1402 of the New York general obligations law).

We hereby agree that the delivery of the acceptance notice and service of all notices, writs, process and summons in any suit, action or proceeding brought in connection with this Offer No. 2/2019 may be made upon us by service to the address, and in the manner, set forth in Section 11.1 of the Credit Agreement (as defined below).

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Sincerely,

VISTA OIL & GAS ARGENTINA S.A.

By:	/s/ Alejandro Cherñacov
Name:	Alejandro Cherñacov
Title:	Attorney-in-Fact

VISTA OIL & GAS S.A.B. DE C.V.

By:	/s/ Alejandro Cherñacov
Name:	Alejandro Cherñacov
Title:	Attorney-in-Fact

VISTA OIL & GAS HOLDING I, S.A. DE C.V.

By:	/s/ Alejandro Cherñacov
Name:	Alejandro Cherñacov
Title:	Attorney-in-Fact

APCO ARGENTINA S.A.

By:	/s/ Alejandro Cherñacov
Name:	Alejandro Cherñacov
Title:	Attorney-in-Fact

APCO OIL & GAS S.A.U.

By:	/s/ Alejandro Cherñacov
Name:	Alejandro Cherñacov
Title:	Attorney-in-Fact

VISTA HOLDING II, S.A. DE C.V.

By:	/s/ Alejandro Cherñacov
Name:	Alejandro Cherñacov
Title:	Attorney-in-Fact

[Signature page to Amendment No. 1 to the Credit Agreemen (Vista)]

ANNEX I

TERMS AND CONDITIONS TO

THE OFFER NO. 2/2019

(see attached)

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT

This Annex I shall, once accepted by BANCO DE GALICIA Y BUENOS AIRES S.A., ITAÚ UNIBANCO S.A., NASSAU BRANCH (“Banco Itaú”), BANCO SANTANDER RIO S.A. and CITIBANK, N.A. (collectively, the “Lenders”) and Banco Itaú, as administrative agent (the “Administrative Agent” and together with the Lenders, the “Offerees”) in accordance with the terms of the offer letter (the “Offer No. 2/2019”) of which this Annex I forms a part, shall constitute the AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this “Amendment No. 1”), dated as of the date on which the Offerees shall have accepted the Offer No. 2/209 in accordance with the terms thereof, entered into by and among VISTA OIL & GAS ARGENTINA S.A., a sociedad anónima organized and existing under the laws of the Republic of Argentina (the “Borrower”), VISTA OIL & GAS, S.A.B. DE C.V., a sociedad anónima bursátil de capital variable organized under the laws of Mexico (“Vista”), VISTA OIL & GAS HOLDING I, S.A. DE C.V., a sociedad anónima de capital variable organized and existing under the laws of Mexico (“Vista Holding I”), APCO ARGENTINA S.A., a sociedad anónima organized and existing under the laws of the Republic of Argentina (“APCO Argentina”), APCO OIL & GAS S.A.U., a sociedad anónima unipersonal organized under the laws of the Republic of Argentina (as successor to APCO Oil and Gas International, Inc., “APCO”), and VISTA HOLDING II, S.A. DE C.V., a sociedad anónima de capital variable organized under the laws of Mexico (“Vista Holding II”), as signatories to the Offer No. 2/2019, and the Lenders and the Administrative Agent signatory to that certain letter of acceptance in respect of the Offer No. 2/2019. Upon delivery of the acceptance letter in accordance with the terms of the Offer No. 2/2019, each of the aforementioned parties shall be deemed to be a party hereto.

PRELIMINARY STATEMENTS

A. Reference is made to that certain credit agreement evidenced by Offer VISTA OIL & GAS ARGENTINA S.A. No. 1/2018 dated as of July 19, 2018, executed and delivered by the Borrower, Vista, Vista Holding I, APCO Argentina and APCO and accepted by the Lenders and the Administrative Agent on the same date (as amended, supplemented, amended and restated or otherwise modified from time to time through the date hereof, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower.

B. The Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement with respect to Unrestricted Proceeds.

C. NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. Definitions. Capitalized terms not otherwise defined in this Amendment No. 1 shall have the same meanings specified in the Credit Agreement.

SECTION 2. Amendment. In accordance with Section 12.9(a) of the Credit Agreement, and subject to satisfaction of the conditions precedent to effectiveness set forth in Section 3 below, the Administrative Agent and each Lender party hereto hereby consents and agrees to amend the Credit Agreement as follows:

(a) The definition of “Unrestricted Proceeds” in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

““Unrestricted Proceeds” shall mean, as of any date of determination, (i) the sum of (A) Unrestricted Equity Proceeds for which the Administrative Agent has received a certificate pursuant to Section 7.1(f)(i) and (B) the Annual Permitted Net Income Restricted Payment Amount (less the amount of any Restricted Payments made by Vista in accordance with Section 8.6(a)(iii)), minus (ii) the sum of any (A) Investments made after the Effective Date by any Loan Party or Restricted Subsidiary in any Person other than a Loan Party or Restricted Subsidiary pursuant to Section 8.4(c) and (B) repayments made after the Effective Date by any Loan Party or any Restricted Subsidiary to any Person other than any Loan Party or any Restricted Subsidiary of any Deeply Subordinated Indebtedness pursuant to Section 8.6(c).”

(b) Clause (f) of Section 7.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

“(f) Unrestricted Proceeds Officer’s Certificate.

(i) At least five (5) Business Days prior to the proposed date of receipt of any Unrestricted Equity Proceeds, an officer’s certificate signed by an Authorized Officer of the Borrower, which certificate shall state the amount of Unrestricted Equity Proceeds to be received by a Loan Party or Restricted Subsidiary;

(ii) Not later than fifteen (15) Business Days after the date of any Investment or any repayment, in each case, of the type described in clause (ii) of the definition of “Unrestricted Proceeds”, the Borrower shall deliver or cause to be delivered to the Administrative Agent a certificate that shall (A) certify as to the identity of the entity that has made a use of Unrestricted Proceeds, (B) certify as to the amount of Unrestricted Proceeds available immediately before giving effect to such use of Unrestricted Proceeds, (C) certify as to the amount of Unrestricted Proceeds available immediately after giving effect to such use of Unrestricted Proceeds, (D) certify as to the amount of Unrestricted Proceeds so used or to be used, (E) certify as to the use that such entity has made or proposes to make using the Unrestricted Proceeds and (F) specify the relevant provision of this Agreement under which such use is permitted;

(iii) If any Loan Party or Restricted Subsidiary intends to use Unrestricted Proceeds for any Investment or any repayment, in each case, of the type described in clause (ii) of the definition of “Unrestricted Proceeds” within fifteen (15) Business Days prior to any scheduled principal or interest payment date under the Credit Agreement (for the purpose of this clause (iii), such scheduled principal or interest payment date a “specified payment date”), the Borrower shall deliver or cause to be delivered to the Administrative Agent a certificate, no later than two (2) Business Days prior to the date on which such use of Unrestricted Proceeds is intended to be made, in which the Borrower shall (A) certify that immediately before and after giving effect to the proposed use of such Unrestricted Proceeds, the Borrower has sufficient funds to pay in full in cash the amount of interest and/or principal (as applicable) due on such specified payment date, (B) certify as to the identity of the entity that intends to use the Unrestricted Proceeds, (C) certify as to the amount of Unrestricted Proceeds available immediately before giving effect to such use of Unrestricted Proceeds, (D) certify as to the amount of Unrestricted Proceeds available immediately after giving effect to such use of Unrestricted Proceeds, (E) certify as to the amount of Unrestricted Proceeds to be used, (F) certify as to the use such entity proposes to make using the Unrestricted Proceeds and (G) specify the relevant provision of this Agreement under which such intended use is permitted; and”

(c) Clause (f) of Section 8.3 of the Credit Agreement is amended and restated in its entirety to read as follows:

“(f) except as otherwise permitted under this Section 8.3, any sales or dispositions of any Property purchased with Unrestricted Proceeds (so long as (i) prior to acquiring such Property, the Borrower or other Loan Party or Restricted Subsidiary has notified the Administrative Agent of its intent to acquire such Property with Unrestricted Proceeds or (ii) prior to disposing of such Property, the Borrower or other Loan Party or Restricted Subsidiary has notified the Administrative Agent that it has acquired such Property with Unrestricted Proceeds);”

(d) Clause (i) of Section 8.4 of the Credit Agreement is amended and restated in its entirety to read as follows:

“(i) Investments in any Loan Party; provided that, from the Effective Date until the date that is eighteen (18) months from the Effective Date, (x) no Restricted Subsidiary of Vista Holding I may make any Investment except in another Restricted Subsidiary of Vista Holding I and (y) Vista Holding I may not make any Investment except in any Loan Party (1) in an amount, when taken together with the amount of any Restricted Payments made by Vista Holding I, pursuant to Section 8.6(a)(i)(y)(1), not to exceed $100,000,000 in the aggregate at any time and/or (2) with Unrestricted Proceeds; ”

(e) Sub-clause (i) of clause (a) of Section 8.4 of the Credit Agreement is amended and restated in its entirety to read as follows:

“(i) any Restricted Subsidiary may pay, make or declare dividends or distributions to Vista, to any Loan Party and/or any wholly-owned Restricted Subsidiary (and, in the case of any such Restricted Subsidiary that is not wholly-owned directly or indirectly by Vista, making such dividends or distributions to holders of its Capital Stock other than a Loan Party on no more than a pro rata basis, measured by value, with any such dividends or distributions paid to such Loan Party); provided that, from the Effective Date until the date that is eighteen (18) months from the Effective Date, so long as immediately before and after giving effect to any such Restricted Payment, no Default has occurred and is continuing or would result therefrom, (x) no Restricted Subsidiary of Vista Holding I may make any Restricted Payment except a Restricted Payment to Vista Holding I or another Restricted Subsidiary of Vista Holding I and (y) Vista Holding I may not make any Restricted Payment other than Restricted Payments to any Loan Party (1) in an amount, when taken together with the amount of any Investments made by Vista Holding I pursuant to Section 8.4(i)(y)(1), not to exceed $100,000,000 in the aggregate at any time and/or (2) with Unrestricted Proceeds; ”

SECTION 3. Effective Date. This Amendment No. 1 shall become effective on the first date (the “Amendment No. 1 Effective Date”) on which the following conditions precedent shall have been satisfied:

(a) the Administrative Agent receives executed counterparts of this Amendment No. 1, properly executed and delivered by (x) an Authorized Officer of each Loan Party and (y) Lenders constituting the Required Lenders, and

(b) the Borrower shall have paid all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and the Lenders associated with the preparation, negotiation, execution and delivery of this Amendment No. 1 and the Specified Waiver No. 1 (but limited, in the case of such costs and expenses related to counsel to the Administrative Agent and the Lenders, to those of Shearman & Sterling LLP).

SECTION 4. Representations and Warranties of the Loan Parties. As of the date hereof and as of the Amendment No. l Effective Date, the Loan Parties represent and warrant to the Administrative Agent and the Lenders that:

(a) each Loan Party has all requisite power and authority to execute, deliver and perform the terms and provisions of this Amendment No. 1 and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment No. 1. Each Loan Party has duly executed and delivered this Amendment No. 1. This Amendment No. 1 constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as enforceability thereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity;

(b) neither the execution, delivery or performance by any Loan Party of this Amendment No. 1, nor compliance by such Loan Party with the terms and provisions hereof, (a) contravenes any provision of any Law or any order, writ, injunction or decree of any court or Governmental Authority binding on such Loan Party, (b) conflicts or is inconsistent with or results in any breach of any of the terms, covenants, conditions or provisions of, or constitutes a default in respect of any Material Agreement, or results in the creation or imposition of any Lien (other than the Liens created under the Credit Documents) upon any of the property or assets of such Loan Party or (c) violates any provision of the estatutos sociales, articles of incorporation, bylaws or other Organizational Documents of such Loan Party;

(c) no authorization, consent or approval of, or notice to or filing with, any Governmental Authority or any other Person is required to authorize, or is required in connection with, (a) the execution, delivery and performance by any Loan Party of this Amendment No. 1, (b) the legality, validity or binding effect against any Loan Party of this Amendment No. 1, or (c) except to the extent required or contemplated by the Credit

Documents or customary actions taken in connection with any litigation or proceeding relating to the enforcement of creditors’ rights, the enforceability of this Amendment No. 1 against any Loan Party.

(d) no Default or Event of Default has occurred and is continuing; and

(e) each of the representations and warranties made by the Borrower in Section 6 of the Credit Agreement is true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representation or warranty expressly relates to an earlier date, in which case, such representation shall be true and correct in all material respects as of such earlier date.

SECTION 5. References to and Effect on Other Financing Documents. (a) On and after the Amendment No. 1 Effective Date, this Amendment No. 1 shall for all purposes be deemed to be a Credit Document under the Credit Agreement.

(a) The Credit Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, (i) operate as a waiver or amendment of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver or amendment of any provision of any of the Credit Documents, (ii) prejudice any other right, power or remedy which the Lenders or the Administrative Agent now have or may have in the future under or in connection with the Credit Agreement or the other Credit Documents, or (iii) be a novation (novación) of the obligations of the Borrower under any of the Credit Documents.

SECTION 6. GOVERNING LAW. THIS AMENDMENT NO. 1. AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The parties hereby agree that Section 12.5 of the Credit Agreement shall apply to this Amendment No. 1 mutatis mutandis.

SECTION 7. Headings. The headings contained herein are for convenience of reference only and do not constitute a part of this Amendment No. 1.

SECTION 8.Counterparts. This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this Amendment No. 1 shall be effective as delivery of an original executed counterpart of this Amendment No. 1.

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Execution Version

June 10, 2019

VISTA OIL & GAS ARGENTINA S.A., as Borrower

Avenida del Libertador 101, Piso 12, Torre Sur

1638, Vicente Lopez

Buenos Aires

Attention: Alejandro Cherñacov

VISTA OIL & GAS, S.A.B. DE C.V.

VISTA OIL & GAS HOLDING I, S.A. DE C.V.

APCO ARGENTINA S.A.

APCO OIL & GAS S.A.U.

VISTA HOLDING II, S.A. DE C.V.

as Guarantors

Ladies and Gentlemen:

The undersigned Required Lenders hereby accepts your Offer No. 02/2019, dated June 10, 2019. Capitalized terms used but not defined herein shall have the meaning assigned to such term in that certain Offer No. 02/2019.

This letter shall be governed by and construed in accordance with the laws of the State of New York.

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1

ITAÚ UNIBANCO S.A., NASSAU BRANCH, as Administrative Agent and a Required Lender

By:	/s/ Gilson Gomes de Paula
Name:	Gilson Gomes de Paula
Title:	Manager

By:	/s/ Albina Izquierdo
Name:	Albina Izquierdo
Title:	Authorized Signature

[Signature Page to Offer No. 02/2019 Acceptance Letter – Amendment No. 1 (Itaú)]

BANCO DE GALICIA Y BUENOS AIRES S.A., as a Required Lender

By:	/s/ Fernando Lema
Name:	Fernando Lema
Title:	Manager

[Signature Page to Offer No. 02/2019 Acceptance Letter – Amendment No. 1 (Banco Galicia)]

BANCO SANTANDER RÍO, S.A., as a Required Lender

By:	/s/ Ignacio Lorenzo
Name:	Ignacio Lorenzo
Title:	Managing Director

By:	/s/ Alejandro Butti
Name:	Alejandro Butti
Title:	Attorney-in-Fact

[Signature Page to Offer No. 02/2019 Acceptance Letter – Amendment No. 1 (Santander)]

CITIBANK, N.A. as a Required Lender

By:	/s/ Adrian Guzzoni
Name:	Adrian Guzzoni
Title:	Managing Director

[Signature Page to Offer No. 02/2019 Acceptance Letter – Amendment No. 1 (Citibank)]